UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) MARCH 4, 2005
                                                         ----------------



                            PATRICK INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


           INDIANA                        0-3922                 35-1057796
------------------------------    ---------------------   ----------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)               File Number)        Identification Number)


  1800 SOUTH 14TH STREET, P.O. BOX 638, ELKHART, INDIANA)              46515
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          (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's Telephone Number, including area code (574) 294-7511
                                                          -----------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO MATERIAL AGREEMENTS

         On March 9, 2005, Patrick Industries, Inc.(the "Company") issued a press release announcing that the Company has expanded its credit facility with JPMorgan Chase Bank, N.A. and National City Bank.. A copy of the press release is filed herewith as Exhibit 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit Number    Description
                  --------------    -----------

                       99.1         Press Release issued March 9, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       PATRICK INDUSTRIES, INC.
                                                            (Registrant)


DATE  MARCH 10, 2005                           BY   /s/ Andy L. Nemeth
                                                  ------------------------------
                                                   Andy L. Nemeth
                                                   Vice President - Finance
                                                   and Chief Financial Officer